                                                                   EXHIBIT 10.2

                             AIMCO PROPERTIES, L.P.

                                FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


                  This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of November 6, 1998 (the "Amendment Effective Date") and entered into by and among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("Borrower"), the financial institutions listed on the signature pages hereof ("Lenders") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for Lenders ("Agent"), and BANKBOSTON, N.A. as one of the Lenders and the Documentation Agent and is made with reference to that certain Amended and Restated Credit Agreement dated as of October 1, 1998, (as amended by this Amendment, the "Credit Agreement"), by and among Borrower, Lenders and Agent. Capitalized terms used in this Amendment without definition are used as defined in the Credit Agreement. The Guarantor Subsidiaries set forth on pages S-5 through S-20 are only a party to this Amendment for the purposes of Section 4 and are not a party to the Credit Agreement.

                                    RECITAL

                  WHEREAS, Borrower and Lenders desire to amend the Credit Agreement to (a) provide for an increase in the borrowing availability attributable to the Palencia Bond and (b) to conform the Revolver Maturity Date to the maturity date in the Lehman Unsecured Facility Documents, all as more particularly set forth below;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

                  A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions "Borrowing Ratio" and "Revolver Maturity Date" and substituting them with the following definitions into subsection 1.1 in the proper alphabetical order:

                  "Borrowing Ratio" means the quotient of 1 divided by 1.30, multiplied by 100 and expressed as a percentage.

                  "Revolver Maturity Date" means the maturity date of the Revolver, which shall be September 30, 1999, subject, however, to earlier acceleration pursuant to the provisions of the Loan Documents.

                  Section 2. CONDITIONS TO EFFECTIVENESS

                  This Amendment shall become effective on the Amendment Effective Date, if each of the following conditions are satisfied:

                  A. Borrower has delivered to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) executed copies of this Amendment and any required guaranties from the additional Guarantor Subsidiaries, each, unless otherwise noted, dated as of the Amendment Effective Date:

                  B. If required by Agent, Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of counsel for Borrower and the Guarantor Subsidiaries in form and substance satisfactory to Agent and its counsel, dated as of the Amendment Effective Date with respect to the validity, binding effect and enforceability of the Credit Agreement and due authorization, execution and delivery thereof, and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

                  Section 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered by Borrower pursuant to the Amendment, to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement. Each of the Borrower, the REIT and the Guarantor Subsidiaries are in good standing in the respective states of their organization on the Amendment Effective Date.

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Credit Agreement have been duly authorized by all necessary corporate action on the part of Borrower and the other parties delivering any of such documents, as the case may be. The organizational documents of the Borrower, the REIT and the Guarantor Subsidiaries have not been modified in any material respect since October 1, 1998.

                  C. NO CONFLICT. The execution and delivery by Borrower and the Guarantor Subsidiaries of this Amendment and the performance by Borrower of the Credit Agreement by Borrower do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, their respective Organizational Documents or any order, judgment or decree of any court or other agency of government binding on Borrower, the REIT or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower, the REIT or any of their Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower, the REIT or any of their Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower, the REIT or any of their Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Borrower and the Guarantor Subsidiaries of this Amendment and the performance by Borrower and the Guarantor Subsidiaries of the Credit by Borrower do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Credit Agreement have been duly executed and delivered by Borrower and the Guarantor Subsidiaries, as applicable, and are, and the Guarantor Subsidiaries, as applicable, enforceable against Borrower and/or the Guarantor Subsidiaries, as applicable, in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in
         Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except Section 5.5 and other representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

                  Section 4. ACKNOWLEDGEMENT AND CONSENT

                  Guarantor Subsidiaries are party to the Guaranties, in each case as amended through the date hereof, pursuant to which Guarantor Subsidiaries have guarantied the Obligations. Nothing in this Section 4 shall be construed to make the Guarantor Subsidiaries a party to the Credit Agreement or to create any obligation in respect thereof except pursuant to each Guaranty.

                  Each Guarantor Subsidiary hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor Subsidiary hereby confirms that each Guaranty to which it is a party or otherwise bound will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the "Indebtedness" (as defined in the applicable Guaranty), including without limitation the payment and performance of all such "Indebtedness," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

                  Each Guarantor Subsidiary acknowledges and agrees that any Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor Subsidiary represents and warrants that all representations and warranties contained in the Credit Agreement and the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Guarantor Subsidiary acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor Subsidiary is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor Subsidiary to any future amendments to the Credit Agreement.

                  Section 5. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the receipt by Agent of written or facsimile consent from Lehman Commercial Paper Inc. ("LCI"), in its capacity as administrative agent under the Lehman Unsecured Facility Documents, pursuant to Section 2(a) of that certain Intercreditor Agreement dated October 1, 1998 among Agent, LCI and Lehman Brothers, Inc., and (ii) the execution of a counterpart hereof by Borrower and the Requisite Lenders, and receipt by Borrower and Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.



                [Signatures on Attached Pages S-1 through S-20]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

                                BORROWER

                                AIMCO PROPERTIES, L.P.,
                                a Delaware limited partnership

                                By: AIMCO-GP, INC.,
                                a Delaware corporation, its general partner


                                By: /s/ PETER K. KOMPANIEZ
                                         Peter K. Kompaniez
                                         President


                                Notices to be sent to:

                                1873 South Bellaire Street
                                17th Floor
                                Denver, Colorado 80222
                                Attention: Peter K. Kompaniez,
                                President
                                Facsimile: (303) 757-8735

                                B OF A

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION,
                                as a Lender and as the Issuing Lender


                                By: /s/ ROBERT N. ALLEN
                                Name:  Robert N. Allen
                                Title:  Vice President


                                Notices to be sent to:

                                Bank of America National Trust
                                and Savings Association
                                CRES #1313
                                555 South Flower Street, 6th Floor
                                Los Angeles, CA 90071
                                Attention: M. Harvey
                                Telephone: 213/228-4013
                                Facsimile: 213/228-5389


                                Payments to be made to:

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION
                                333 S. Beaudry Ave.
                                Loan Accounting Dept #1503
                                Los Angeles, CA 90017
                                ABA #: 121 000 358
                                Credit Account #: 15033-00401
                                Attention: Unit Representative
                                Ref: AIMCO Unsecured Revolver

                                AGENT

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION,
                                as Agent


                                By: /s/ ROBERT N. ALLEN
                                Name:  Robert N. Allen
                                Title:  Vice President


                                Notices to be sent to:

                                Bank of America National Trust and Savings
                                Association
                                CRES #1313
                                555 South Flower Street, 6th Floor
                                Los Angeles, CA 90071
                                Attention:  M. Harvey
                                Telephone: 213/228-4013
                                Facsimile: 213/228-5389


                                Payments to be made to:

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION
                                ABA #: 121 000 358
                                Credit Account #: 15033-00401
                                Attention: Unit Representative
                                Ref: AIMCO Unsecured Revolver

                                BANKBOSTON, N.A., LENDER AND
                                DOCUMENTATION AGENT

                                BANKBOSTON, N.A.


                                By: /s/ KATHLEEN M. AHERN
                                Name:  Kathleen M. Ahern
                                Title:  Vice President


                                Notices to be sent to:

                                BankBoston, N.A.
                                100 Federal Street
                                Mail Stop 01-32-04
                                Boston, MA 02110
                                Attention: Andrea Martingnetti
                                Telephone: (617) 434-2835
                                Facsimile: (617) 434-0645


                                Payments to be made to:

                                BANKBOSTON, N.A.
                                ABA #: 011-000-390
                                Credit Loan #: 1102655
                                Attention:  Linda Wheeler/CLS
                                Ref: AIMCO Unsecured Revolver

                                GUARANTOR SUBSIDIARIES


                                Address Where Notices to Guarantors are to be
                                Sent: 1873 South Bellaire Street
                                17th Floor
                                Denver, Colorado 90071


                                APARTMENT INVESTMENT AND
                                MANAGEMENT COMPANY,
                                a Maryland corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                AIMCO-GP, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                AIMCO-LP, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                AIMCO HOLDINGS, LP,
                                a Delaware limited partnership

                                By:  AIMCO HOLDINGS QRS, INC.,
                                     a Delaware corporation,
                                     General Partner


                                     By: /s/ PETER K. KOMPANIEZ
                                           Peter K. Kompaniez
                                           President

                                AIMCO HOLDINGS QRS, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                AIMCO SOMERSET, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                AIMCO PROPERTIES FINANCE CORP.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                AIMCO PROPERTIES
                                FINANCE PARTNERSHIP, L.P.,
                                a Delaware limited partnership


                                By:
                                   AIMCO Properties Finance Corp.
                                   a Delaware corporation
                                   General Partner

                                   By: /s/ PETER K. KOMPANIEZ
                                         Peter K. Kompaniez
                                         President


                                AIMCO/OTC QRS, INC.,
                                a Delaware corporation

                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                PROPERTY ASSET MANAGEMENT
                                SERVICES, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                PROPERTY ASSET MANAGEMENT
                                SERVICES, L.P.
                                a Delaware limited partnership

                                By: AIMCO PROPERTIES, L.P.,
                                General Partner


                                By: AIMCO-GP, INC.
                                a Delaware corporation
                                General Partner

                                  By: /s/ PETER K. KOMPANIEZ
                                     Peter K. Kompaniez
                                     President


                                NHP MANAGEMENT COMPANY,
                                a District of Columbia corporation

                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President

                                PROPERTY MANAGEMENT SERVICES-CALIFORNIA, LLC, a California limited liability company

                                PROPERTY ASSET MANAGEMENT
                                SERVICES, L.P.
                                a Delaware limited partnership
                                Member

                                By: AIMCO PROPERTIES, L.P.,
                                General Partner

                                By: AIMCO-GP, INC.
                                a Delaware corporation
                                General Partner

                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President

                                AMBASSADOR II, L.P.,
                                a Delaware limited partnership

                                By:   AMBASSADOR II, INC.,
                                a Delaware corporation
                                General Partner

                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President

                                AMBASSADOR X, L.P.,
                                a Delaware limited partnership

                                By: AMBASSADOR X, INC.,
                                a Delaware corporation
                                General Partner



                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President

                                AMBASSADOR IV, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                AMBASSADOR V, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                AMBASSADOR FLORIDA PARTNERS, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                A.J. TWO, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                AIMCO/NHP HOLDINGS, INC.,
                                a Delaware corporation



                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President

                                AIMCO/NHP PROPERTIES, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                NHP TEXAS MANAGEMENT COMPANY
                                a Texas corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                NHP PUERTO RICO MANAGEMENT COMPANY
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                RESCORP REALTY, INC.,
                                an Illinois corporation


                                By: /s/ PETER K. KOMPANIEZ
                                      Peter K. Kompaniez
                                      President


                                NHP CONGRESS MANAGEMENT LP
                                a Virginia limited partnership

                                By: NHP-HG SIX, INC.
                                    General Partner

                                    By: /s/ PETER K. KOMPANIEZ
                                          Peter K. Kompaniez
                                          President

                                NHP FLORIDA MANAGEMENT COMPANY
                                a Florida corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                NHP/PRC MANAGEMENT COMPANY LLC,
                                a Delaware limited liability company


                                By: NHP Management Company
                                    a District of Columbia
                                    corporation Member

                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                BROADSTREET MANAGEMENT, INC.
                                an Ohio corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                NHP-HG 15, INC.,
                                a Virginia corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                NHP-HG 17, INC.,
                                a Virginia corporation

                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                NHP HDV THREE, INC.
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                NHP A&R SERVICES, INC.
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                NHP CASH MANAGEMENT SERVICES, INC.,
                                a Virginia corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                PROPERTY SERVICES GROUP, INC.,
                                a District of Columbia corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                THE RISK SPECIALIST GROUP, INC.,
                                a District of Columbia corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President

                                NHP MAINTENANCE SERVICES
                                COMPANY
                                a Virginia corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                NHP EQUITY SERVICES, INC.,
                                a Virginia corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                NHP ASSET MANAGEMENT SERVICES, INC.,
                                a Virginia corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                HP-HDV 20, INC.,
                                a Virginia corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                PREFERRED HOME HEALTH, INC.,
                                a Florida corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President

                                NHP-HDV TEN, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                NHP-HDV SIXTEEN, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                AG PROPERTIES, LLC,
                                a Delaware limited liability company

                                By: Apartment Investment and Management
                                    Company,
                                    a Maryland corporation Member


                                     By: /s/ PETER K. KOMPANIEZ
                                         Peter K. Kompaniez
                                         President


                                SECURITY MANAGEMENT, INC.,
                                a Washington corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                INSIGNIA RESIDENTIAL MANAGEMENT, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President

                                INSIGNIA RESIDENTIAL GROUP, L.P.,
                                a Delaware limited partnership

                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                By:  Insignia Residential Corporation
                                     General Partner

                                By:  Insignia
                                     Residential Corporation
                                     General Partner

                                      By /s/ PETER K. KOMPANIEZ
                                         Peter K. Kompaniez
                                         President


                                INSIGNIA RESIDENTIAL GROUP OF
                                ALABAMA, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                INSIGNIA RESIDENTIAL GROUP OF
                                CALIFORNIA, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                INSIGNIA RESIDENTIAL GROUP OF
                                COLORADO, INC.,
                                a Colorado corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President

                                INSIGNIA RESIDENTIAL GROUP OF
                                TEXAS, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                AG MANAGEMENT, LLC,
                                a Delaware limited liability company


                                By: Apartment Investment and Management Company,
                                    a Maryland corporation
                                    Member


                                    By: /s/ PETER K. KOMPANIEZ
                                        Peter K. Kompaniez
                                        President

                                AG A&R SERVICES, LLC,
                                a Delaware limited liability company

                                By: Apartment Investment and Management
                                    Company,
                                    a Maryland corporation Member


                                    By: /s/ PETER K. KOMPANIEZ
                                        Peter K. Kompaniez
                                        President

                                NPI-AP MANAGEMENT, L.P.,
                                a Delaware limited partnership


                                By:  /s/ PETER K. KOMPANIEZ


                                     By:  /s/ PETER K. KOMPANIEZ
                                          Peter K. Kompaniez
                                          President


                                APTEK MANAGEMENT COMPANY, LLC,
                                a Delaware limited liability company


                                By: NHP Management Company
                                    a District of Columbia corporation
                                    Member

                                    By:  /s/ PETER K. KOMPANIEZ
                                         Peter K. Kompaniez
                                         President


                                APTEK MAINTENANCE SERVICES, LLC,
                                a Delaware limited liability company


                                By: NHP Maintenance Services Company
                                    a Virginia corporation Member

                                    By:  /s/ PETER K. KOMPANIEZ
                                         Peter K. Kompaniez
                                         President


                                CPF XIV/ST. CHARLESTON, INC.,
                                a Nevada corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President

                                CPF XIV/TORREY PINES, INC.,
                                a Nevada corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                CPF XIV/SUN RIVER, INC.,
                                an Arizona corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                CPF XIV/LAKESIDE PLACE, INC.,
                                a Texas corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                CONCAP CCP/IV STRATFORD PLACE
                                PROPERTIES, INC.,
                                a Texas corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                CONCAP CCP/IV RIVER'S EDGE
                                PROPERTIES, INC.,
                                a Texas corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President

                                PRA, INC.,
                                a Georgia corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                NATIONAL PROPERTY INVESTORS, INC.,
                                a Delaware corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                AMREAL CORPORATION
                                a South Carolina corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                DBL PROPERTIES CORPORATION
                                a New York corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President


                                COLONY OF SPRINGDALE PROPERTIES, INC.,
                                a Texas corporation


                                By: /s/ PETER K. KOMPANIEZ
                                    Peter K. Kompaniez
                                    President

                               SF GENERAL, INC.,
                               a Delaware corporation


                               By: /s/ PETER K. KOMPANIEZ
                                   Peter K. Kompaniez
                                   President